CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund
(the “Fund”)

Supplement dated January 10, 2023
to the Prospectus and Summary Prospectus, each dated February 28, 2022

Effective immediately, Scott Ikuss will join Christopher Burton as a portfolio manager of the Fund. Accordingly, the Fund’s Prospectus and Summary Prospectus are updated as set out below.

Effective immediately, the section of the Prospectus entitled “Credit Suisse Commodity Return Strategy Fund — Summary — Portfolio Management — Portfolio managers” and the section of the Summary Prospectus entitled “Portfolio Management — Portfolio managers” are deleted in their entirety and replaced with the following:

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the fund. Christopher Burton, Senior Portfolio Manager and Managing Director, and Scott Ikuss, Portfolio Manager and Vice President, are the portfolio managers of the team and have been managing the fund since  2005 and 2023, respectively.

Effective immediately, the section of the Prospectus entitled “Meet the Managers — Commodity Return Strategy Fund” is deleted in its entirety and replaced with the following:

The Credit Suisse Commodities Portfolio Management Team (the “Commodities Team”) is responsible for the day-to-day management of the Commodity Return Strategy Fund.  Christopher Burton and Scott Ikuss are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management of the Commodity Return Strategy Fund.

Effective immediately, the information in the table under the section of the Prospectus entitled “Meet the Managers” relating to Christopher Burton is deleted in its entirety and replaced with the following:

Christopher Burton, Managing Director	Commodity Return Strategy Fund

Mr. Burton is a Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2005. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.  Mr. Burton is a CFA charter holder.

Scott Ikuss, Vice President	Commodity Return Strategy Fund

Mr. Ikuss is a Portfolio Manager and trader specializing in derivatives.  He has been a member of the Commodities Team since 2023.  Previously, he served as a Portfolio Manager — Global Commodities & Natural Resources Equities at DWS Group from May 2016 to December 2022.  Mr. Ikuss earned a B.A. in Economics from Rutgers University.

Shareholders should retain this supplement for future reference.

January 10, 2023	16-0123 CS-PRO COM-SUMPRO 2023-001